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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 15, 2003

                      Lehman ABS Corporation on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-1 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-4 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-7 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-15 TRUST
         CORPORATE BACKED TRUST CERTIFICATES, BELLSOUTH CAPITAL FUNDING
                      DEBENTURE-BACKED SERIES 2003-2 TRUST
 CORPORATE BACKED TRUST CERTIFICATES, HSBC DEBENTURE-BACKED SERIES 2003-4 TRUST CORPORATE BACKED TRUST CERTIFICATES, ALTRIA DEBENTURE-BACKED SERIES 2003-8 TRUST
         REPACKAGED AMERICAN GENERAL FLOATING RATE TRUST CERTIFICATES,
                              SERIES 2003-1 TRUST
             CORPORATE BACKED TRUST CERTIFICATES, FORD MOTOR COMPANY
                         NOTE-BACKED SERIES 2003-6 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485              13-3447441
(State or Other Jurisdiction          (Commission File        (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

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

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001       Series 2001-1 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001       Series 2001-2 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001       Series 2001-3 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001       Series 2001-4 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001       Series 2001-5 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001          Series 2001-6 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001          Series 2001-7 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001          Series 2001-8 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001         Series 2001-9 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001         Series 2001-10 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001         Series 2001-11 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001          Series 2001-12 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001         Series 2001-14 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001         Series 2001-15 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001            Series 2001-16 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001            Series 2001-17 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001            Series 2001-18 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001           Series 2001-19 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001           Series 2001-20 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001           Series 2001-21 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001           Series 2001-22 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001           Series 2001-23 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001           Series 2001-24 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001          Series 2001-25 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001          Series 2001-26 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001          Series 2001-27 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001          Corning Debenture-Backed Series 2001-28
                                               Trust
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


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

----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001          Georgia-Pacific Debenture-Backed Series
                                               2001-29 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001          Royal Caribbean Debenture-Backed Series
                                               2001-30 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001          Toys "R" Us Debenture-Backed Series
                                               2001-31 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001        Liberty Media Debenture-Backed Series
                                               2001-32 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001      AT&T Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001      Goodyear Tire & Rubber Note-Backed Series
                                               2001-34 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001     Corning Debenture-Backed Series 2001-35
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001      Ford Motor Co. Debenture-Backed Series
                                               2001-36 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001      Federal Express Corporation Note-Backed
                                               Series 2001-37 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002       W.R. Berkley Capital Trust Securities-
                                               Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002      Royal & Sun Alliance Bond-Backed Series
                                               2002-2 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002          Brunswick Corporation Note-Backed Series
                                               2002-3 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002         DaimlerChrysler Debenture-Backed Series
                                               2002-4 Trust
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Standard Terms for Trust Agreements and        Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002         Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002          General Electric Capital Series Note-
                                               Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002         Kinder Morgan Debenture-Backed Series
                                               2002-6 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002            AT&T Wireless Services Note-Backed Series
                                               2002-7 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002           BellSouth Debenture-Backed Series 2002-8
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002           News America Debenture-Backed Series
                                               2002-9 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002           AIG Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002           Royal & Sun Alliance Bond-Backed Series
                                               2002-11 Trust
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


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

----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002          Motorola Debenture-Backed Series 2002-12
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002          Motorola Debenture-Backed Series 2002-14
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2002          CIT Capital Trust I Securities-Backed
                                               Series 2002-15 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002          Verizon Global Funding Corp. Note-Backed
                                               Series 2002-16 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002       American General Institutional Capital A
                                               Capital Securities-Backed Series 2002-17
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002       Bristol-Meyers Squibb Debenture-Backed
                                               Series 2002-18 Trust
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Standard Terms for Trust Agreements and        Repackaged GE Global Insurance Floating
Series Supplement dated November 15, 2002      Rate Trust Certificates Series 2002-1
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 28, 2003       Sears Roebuck Acceptance Note-Backed
                                               Series 2003-1 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2003       BellSouth Capital Funding Debenture-
                                               Backed Series 2003-2 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated January 31, 2003       Duke Capital Note-Backed Series 2003-3
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated February 19, 2003      HSBC Debenture-Backed Series 2003-4 Trust
----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 5, 2003          Sears Roebuck Acceptance Note-Backed
                                               Series 2003-5 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 13, 2003         Ford Motor Company Note-Backed Series
                                               2003-6 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2003         Boeing Note-Backed Series 2003-7 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated March 27, 2003         Altria Debenture-Backed Series 2003-8
                                               Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated April 1, 2003          CIT Capital Trust I Securities-Backed
                                               Series 2003-9 Trust
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Standard Terms for Trust Agreements and        Corporate Backed Trust Certificates,
Series Supplement dated June 20, 2003          CNA Financial Debenture-Backed Series
                                               2003-10 Trust
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Standard Terms for Trust Agreements and        Repackaged American General Floating Rate
Series Supplement dated July 2, 2003           Trust Certificates, Series 2003-1 Trust
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


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

Item 5. OTHER EVENTS

On July 15, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-1 Trust, Corporate Backed Trust Certificates, Series 2001-4 Trust, Corporate Backed Trust Certificates, Series 2001-7 Trust, Corporate Backed Trust Certificates, Series 2001-15 Trust, Corporate Backed Trust Certificates, BellSouth Capital Funding Debenture-Backed Series 2003-2 Trust, Corporate Backed Trust Certificates, HSBC Debenture-Backed Series 2003-4 Trust, Corporate Backed Trust Certificates, Altria Debenture-Backed Series 2003-8 Trust and Repackaged American General Floating Rate Trust Certificates Series 2003-1 Trust, and on July 16, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1, 2, 3, 4, 5, 6, 7, 8 and 9 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending July 15, 2003.

      2 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending July 15, 2003.

      3 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending July 15, 2003.

      4 Trustee's Distribution Statement to the Series 2001-15 Certificate Holders for the period ending July 15, 2003.

      5 Trustee's Distribution Statement to the BellSouth Capital Funding Debenture-Backed Series 2003-2 Certificate Holders for the period ending July 15, 2003.

      6 Trustee's Distribution Statement to the HSBC Debenture-Backed Series 2003-4 Certificate Holders for the period ending July 15, 2003.

      7 Trustee's Distribution Statement to the Altria Debenture-Backed Series 2003-8 Certificate Holders for the period ending July 15, 2003.

      8 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates Series 2003-1 Certificate Holders for the period ending July 15, 2003.

      9 Trustee's Distribution Statement to the Ford Motor Company Note-Backed Series 2003-6 Certificate Holders for the period ending July 16, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2003

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                ---------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
      1           Trustee's Distribution Statement to the Series 2001-1
                  Certificate Holders for the period ending July 15, 2003

      2 Trustee's Distribution Statement to the Series 2001-4 Certificate Holders for the period ending July 15, 2003

      3 Trustee's Distribution Statement to the Series 2001-7 Certificate Holders for the period ending July 15, 2003

      4 Trustee's Distribution Statement to the Series 2001-15 Certificate Holders for the period ending July 15, 2003

      5 Trustee's Distribution Statement to the BellSouth Capital Funding Debenture-Backed Series 2003-2 Certificate Holders for the period ending July 15, 2003

      6 Trustee's Distribution Statement to the HSBC Debenture-Backed Series 2003-4 Certificate Holders for the period ending July 15, 2003

      7           Trustee's Distribution Statement to the Altria
                  Debenture-Backed Series 2003-8 Certificate Holders for the period ending July 15, 2003

      8 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates Series 2003-1 Certificate Holders for the period ending July 15, 2003

      9 Trustee's Distribution Statement the Ford Motor Company Note-Backed Series 2003-6 Certificate Holders for the period ending July 16, 2003


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